Filed Pursuant to Rule 497(e).

File Nos. 333-108137 and 811-21417

NFJ Dividend, Interest & Premium Strategy Fund

Supplement dated March 11, 2005

to the

Prospectus for Common Shares

dated February 23, 2005

The following is hereby added immediately following the sixth sentence in the third paragraph under “Prospectus Summary -Distributions” beginning on page 10 and “Distributions” on page 54:

“The staff of the Securities and Exchange Commission (“SEC”) has indicated that it has suspended the processing of exemptive applications requesting the type of relief referenced above, pending review by the staff of the results of an industry-wide SEC inspection focusing on the dividend practices of closed-end investment companies. There can be no assurance as to when that review might be completed or whether, following that review, the staff would process such applications or grant such relief. As a result of this development, the Fund has no current expectation that it will be in a position to include long-term capital gains in Fund distributions more frequently than is permitted under the 1940 Act, thus leaving the Fund with the possibility of variability in distributions (and their tax attributes) as discussed above. The Fund intends to postpone the filing of an exemptive application until the staff has indicated that it will process such applications.”